UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule §240.14a-12

Weatherford International plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing party:
	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 25, 2019.

WEATHERFORD INTERNATIONAL PLC

WEATHERFORD INTERNATIONAL PLC
ATTN: CHRISTINA M. IBRAHIM
WESTSTRASSE 1
6340 BAAR, SWITZERLAND

Meeting Information
Meeting Type: Annual General Meeting
For holders as of: April 26, 2019
Date: June 25, 2019 Time: 10:00 AM CET
Location: Lorzensaal Cham
Cham
Canton of Zug
Switzerland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E80055-P22661

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT IRISH STATUTORY ACCOUNTS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E80056-P22661

Voting Items

The Board of Directors recommends you vote FOR

the following proposals:

1.	Election of Directors

 Nominees:

1a.	Mohamed A. Awad

1b.	Roxanne J. Decyk

1c.	John D. Gass

1d.	Emyr Jones Parry

1e.	Francis S. Kalman

1f.	David S. King

1g.	William E. Macaulay

1h.	Mark A. McCollum

1i.	Angela A. Minas

1j.	Guillermo Ortiz

2.

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2019 and KPMG Chartered Accountants, Dublin, as the Company’s statutory auditor under Irish law to hold office until the close of the 2020 AGM, and to authorize the Board of Directors of the Company, acting through the Audit Committee, to determine the auditors’ remuneration.

3.	To approve, in an advisory vote, the compensation of our named executive officers.

4.	To approve a reverse stock split (i.e., a consolidation of share capital under Irish law) whereby every 20 ordinary shares of $0.001 each be consolidated into 1 ordinary share.

5.	To approve an increase of the Company’s authorized share capital by the creation of an additional 33,900,000 ordinary shares.

6.	To grant the Board the authority to issue shares under Irish law.

7.	To grant the Board the power to opt-out of statutory pre-emption rights under Irish law.

8.	To approve an amendment and restatement of the Company’s 2010 Omnibus Incentive Plan.

9.	To approve an amendment to the Company’s Employee Stock Purchase Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E80057-P22661

E80058-P22661